                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  February 17, 2005


                               Globix Corporation
             (Exact name of registrant as specified in its charter)


             Delaware                                       13-3781263
(State or other jurisdiction of                (IRS Employer Identification No.)
         incorporation)

                                     1-14168
                                   (Commission
                                  File Number)


          139 Centre Street,
          New York, New York                                   10013
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 334-8500



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 8.01  Other Events.
           -------------

         On February 17, 2005 Globix Corporation (the "Company") announced that the Company and Neon Communications, Inc. have scheduled shareholder meetings for Monday March 7, 2005 to vote on their proposed merger and related matters. The Company also announced that mailing of the joint proxy statement/prospectus to all shareholders of record as of January 19, 2005, commenced on February 14, 2005.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

         (c) Exhibits.

         Exhibit           Description
         -------           -----------
         99.1              Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 17, 2005              Globix Corporation

                                      By: /s/ Robert M. Dennerlein
                                          --------------------------------------
                                          Name: Robert M. Dennerlein
                                          Title: Chief Financial Officer